SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 9, 2006

China Media Networks International, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-03858	86-0214815
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
580 2nd Street, Suite 102
Encinitas, CA 92024
(Address of principal executive offices)

(760) 230-2300 x 205
(Registrant’s Telephone Number)

______________________________________________________________________________
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

Not applicable

Item 1.02  Termination of a Material Definitive Agreement.

Not applicable.

Item 1.03  Bankruptcy or Receivership.

Not applicable.

Section 2 - Financial Information

Item 2.01  Completion of Acquisition or Disposition of Assets.

See Item 1.01.

Item 2.02  Results of Operations and Financial Condition.

Not applicable.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Not applicable.

Item 2.04  Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

Not applicable.

Item 2.05  Costs Associated with Exit or Disposal Activities.

Not applicable.

Item 2.06  Material Impairments.

Not applicable.

Section 3 - Securities and Trading Markets

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard: Transfer of Listing.

Not applicable.

Item 3.02  Unregistered Sales of Equity Securities.

Not applicable.

Item 3.03  Material Modification to Rights of Security Holders.

Not applicable.

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01  Changes in Registrant’s Certifying Accountant.

Not applicable.

Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Not applicable.

Section 5 - Corporate Governance and Management

Item 5.01  Changes in Control of Registrant.

Not applicable.

 Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Not applicable.

Item 5.03  Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

        Not applicable.

Item 5.04  Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

        Not applicable.

Item 5.05  Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

        Not applicable.

        Section 5.6 - Change in Shell Company Status

        Not applicable.

Section 6 - Asset-Backed Securities

        Item 6.01 ABS Informational and Computational Material.

        Not applicable.

        Item 6.02 Change of Servicer or Trustee.

        Not applicable.

        Item 6.03 Change in Credit Enhancement of Other External Support.

        Not applicable.

        Item 6.04 Failure to Make a Required Distribution.

        Not applicable.

        Item 6.05 Securities Act Updating Disclosure.

        Not applicable.

Section 7 - Regulation FD

        Item 7.01  Regulation FD Disclosure.

        Not applicable.

Section 8 - Other Events

        Item 8.01  Other Events.

        On January 9, 2006 we published a press release in the form substantially similar to Exhibit 99.1 attached hereto.

Section 9 - Financial Statements and Exhibits

        Item 9.01  Financial Statements and Exhibits.

        (a) Financial Statements of Businesses Acquired.

         Not applicable.

        (b) Pro Forma Financial Information.

        Not applicable.

(c)	Exhibits.

Number	Description

99.1	Press Release dated January 9, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CHINA MEDIA NETWORKS INTERNATIONAL, INC.

/s/ Brian Lesperance
______________________________________________
By: Brian Lesperance
Its: President